UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report: November 30, 2005


                        RECKSON ASSOCIATES REALTY CORP.
                                      and
                      RECKSON OPERATING PARTNERSHIP, L.P.
          (Exact name of each Registrant as specified in its Charter)


     Reckson Associates Realty Corp. - Maryland         Reckson Associates Realty Corp. -
   Reckson Operating Partnership, L.P. - Delaware                  11-3233650
  (State or other jurisdiction of incorporation or    Reckson Operating Partnership, L.P. -
                   organization)                                   11-3233647
                                                            (IRS Employer ID Number)
              225 Broadhollow Road                                    11747
               Melville, New York                                  (Zip Code)
    (Address of principal executive offices)


                                    1-13762
                           (Commission File Number)

                                (631) 694-6900
             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

      One Court Square Joint Venture. On November 30, 2005, Reckson Associates Realty Corp. ("Reckson") formed a joint venture (the "Joint Venture") with a group of institutional investors (the "JV Partners") led by JPMorgan Investment Management ("JPMorgan"), whereby the JV Partners acquired a 70% interest in Reckson's 1.4 million square foot, 50-story, Class A office tower located at One Court Square, Long Island City, for approximately $329.7 million, including the assumption of $220.5 million of debt. The price paid for the 70% interest in One Court Square was determined through negotiation between Reckson and the JV Partners. In connection with the foregoing, on November 30, 2005 One Court Square Member LLC, a wholly-owned subsidiary of Reckson, and One Court Square Investor, LLC, an entity owned by JV Partners, entered into an amended and restated operating agreement, dated as of November 30, 2005 governing the Joint Venture (the "Operating Agreement").

      Pursuant to the terms of the Operating Agreement, until such time as the tenant at One Court Square exercises a surrender option under its lease, the Joint Venture will be managed by a two-person management committee composed of one representative from each of Reckson and the JV Partners. Reckson is designated as the administrative member of the Joint Venture and is responsible for managing its day-to-day operations and business affairs, other than with respect to certain identified "major decisions," including but not limited to selling the assets of the Joint Venture, purchasing any additional property, entering into significant leases, and entering into transactions with the members or their affiliates, other than a management agreement with an affiliate of Reckson. Such decisions require the unanimous approval of the management committee. Reckson may be removed as administrative member if (i) it becomes bankrupt, (ii) it is found to have committed fraud, willful misconduct or gross negligence in the conduct of its duties, (iii) it makes an unpermitted transfer under the agreement or (iv) Reckson Operating Partnership, L.P. holds, directly or indirectly, less than a 10% interest in the Joint Venture.

      The Operating Agreement grants to each of Reckson and the JV Partners a right of first offer to acquire the other member's interest in the Joint Venture at any time after November 30, 2007. In addition, after September 20, 2009, either Reckson or the JV Partners may recommend the sale of One Court Square (or 100% of the interest in the Joint Venture) to a third party at the price at which such member would be willing to sell the property. The non-recommending member may either approve the proposed marketing of the property or may purchase the property at an equivalent price. Also, either member may initiate a buy-sell process at any time after (i) November 30, 2007, if a dispute with respect to a "major decision" arises, or (ii) September 20, 2009.

      Through December 31, 2010, the JV Partners are required to pay Reckson an administrative fee of 0.285% of the initial capital contribution of the JV Partners (including transaction costs and assumed debt) annually, payable solely out of cash flow. If the property is sold or the Joint Venture is otherwise liquidated prior to December 31, 2009, the JV Partners are required to pay Reckson a liquidation fee in an amount equal to 0.285% of the initial capital contribution of the JV Partners (including transaction costs and assumed debt).

      Under the terms of the operating agreement, cash flow available for distribution is distributed 30% to Reckson and 70% to the JV Partners until the JV Partners have received a return on their investment in the Joint Venture (excluding assumed debt) equal to 1.875% on a quarterly basis, or 7.5% on an annual basis, and thereafter is distributed 50% to Reckson and 50% to the JV Partners. Similarly, Reckson and the JV Partners share in the net proceeds of any capital event, including a sale or a refinancing, with 30% being distributed to Reckson and 70% being distributed to the JV Partners until the JV Partners have received an internal rate of return on their investment in the Joint Venture (excluding assumed debt) equal to 12.5% and thereafter net proceeds are distributed 50% to Reckson and 50% to the JV Partners.

      JPMorgan is also an advisor to a joint venture partner with Reckson with respect to the property located at 919 Third Avenue, New York, New York, and an affiliate of JPMorgan is the administrative agent under Reckson's unsecured credit facility.

      A copy of the Operating Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

      Extension of Employment Agreements. On December 6, 2005, Reckson entered into agreements with each of Scott Rechler, President and Chief Executive Officer of Reckson, Michael Maturo, Executive Vice President and Chief Financial Officer of Reckson, and Jason Barnett, Executive Vice President and General Counsel of Reckson, pursuant to which the terms of such officers' employment and noncompetition agreements were extended in all respects through February 28, 2006. A copy of the agreement with Mr. Rechler is filed as
Exhibit 10.2 hereto.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

      As discussed in Item 1.01 above, on November 30, 2005, in connection with the formation of the Joint Venture, Reckson sold a 70% interest in One Court Square to the JV Partners. The information regarding such disposition set forth under Item 1.01 is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

      (b)   Pro forma financial information

      The accompanying financial statements present the unaudited pro-forma balance sheet of Reckson as of September 30, 2005, and the unaudited pro-forma statements of income for the year ended December 31, 2004 and the nine months ended September 30, 2005.

      The unaudited pro-forma balance sheet as of September 30, 2005 is presented as if the sale of a 70% interest in One Court Square had occurred on September 30, 2005. The unaudited pro-forma statements of income for the year ended December 31, 2004 and the nine months ended September 30, 2005 are presented as if the acquisition and sale of a 70% interest in One Court Square had occurred on January 1, 2004 and carried forward through September 30, 2005.

      The pro-forma information is unaudited and is not necessarily indicative of the results which actually would have occurred if the aforementioned transaction had been consummated at the beginning of the period presented, nor does it purport to represent the financial position and results of operations for future periods. The pro-forma information should be read in conjunction with the historical financial statements of Reckson.



Reckson Associates Realty Corp.
Pro-Forma Balance Sheet
September 30, 2005
(Unaudited and in thousands, except share amounts)
                                                                                    One Court Sq.            One Court Sq.
                                                             Reckson                  Pro-Forma                Pro-Forma
                                                           Historical                Adjustments              Adjustments
                                                               (A)                       (B)                     (C)
                                                       ---------------------    ---------------------    ---------------------

Assets:
Commercial real estate properties, at cost:
  Land                                                 $          385,457       $                -       $                -
  Building and improvements                                     2,452,509                        -                        -
Developments in progress:
  Land                                                            101,371                        -                        -
  Development costs                                                81,981                        -                        -
Furniture, fixtures and equipment                                  12,391                        -                        -

                                                       ---------------------    ---------------------    ---------------------
                                                                3,033,709                        -                        -
Less accumulated depreciation                                    (516,399)                       -                        -

                                                       ---------------------    ---------------------    ---------------------
Investments in real estate, net of accumulated
depreciation                                                    2,517,310                        -                        -

Properties and related assets held for sale, net of
accumulated depreciation                                          669,596                 (333,254)                (142,823)
Investment in real estate joint ventures                           12,946                        -                   47,304
Investment in notes receivable                                    166,219                        -                        -
Investments in affiliate loans and joint ventures                  57,642                        -                        -
Cash and cash equivalents                                          32,799                        -                        -
Tenant receivables                                                 11,157                        -                        -
Deferred rents receivable                                         135,399                        -                        -
Prepaid expenses and other assets                                 179,884                        -                        -
Contract and land deposits and pre-acquisition costs                2,898                        -                        -
Deferred leasing and loan costs                                    77,282                        -                        -

                                                       ---------------------    ---------------------    ---------------------
Total Assets                                           $        3,863,132       $         (333,254)      $          (95,519)
                                                       =====================    =====================    =====================


Liabilities:
Mortgage notes payable                                 $          531,527                        -                        -
Unsecured credit facility                                         231,000                 (116,277)(E)                    -
Senior unsecured notes                                            979,970                        -                        -
Liabilities associated with properties held for sale              407,841                 (222,878)                 (95,519)
Accrued expenses and other liabilities                             77,245                        -                        -
Deferred revenues and tenant lease security deposits               75,296                        -                        -
Dividends and distributions payable                                36,232                        -                        -

                                                       ---------------------    ---------------------    ---------------------
Total Liablilities                                              2,339,111                 (339,155)                 (95,519)
                                                       ---------------------    ---------------------    ---------------------

Minority partners' interests in consolidated
partnerships                                                      214,608                        -                        -
Preferred unit interest in the operating partnership                1,200                        -                        -
Limited partners' minority interest in the operating
partnership                                                        33,719                        -                        -

                                                       ---------------------    ---------------------    ---------------------
Total Minority Interests                                          249,527                        -                        -
                                                       ---------------------    ---------------------    ---------------------

Commitments and contingencies                                           -                        -                        -

Stockholders' Equity:
Preferred stock, $.01 par value, 25,000,000 shares authorized           -                        -                        -
Common Stock, $.01 par value, 200,000,000 shares authorized
       82,556,273 shares issued and outstanding                       826                        -                        -
Additional paid in capital                                      1,342,637                    5,070 (D)                    -
Accumulated other comprehensive (loss)/income                        (477)                     831 (D)                    -
Treasury stock, 3,318,600 shares                                  (68,492)                       -                        -

                                                       ---------------------    ---------------------    ---------------------
Total Stockholders' Equity                                      1,274,494                    5,901                        -
                                                       ---------------------    ---------------------    ---------------------

Total Liabilities and Stockholders' Equity             $        3,863,132       $         (333,254)      $          (95,519)
                                                       =====================    =====================    =====================


Reckson Associates Realty Corp.
Pro-Forma Balance Sheet
September 30, 2005
(Unaudited and in thousands, except share amounts)

                                                                 Pro-Forma
                                                                 Condensed

                                                          ---------------------

Assets:
Commercial real estate properties, at cost:
  Land                                                    $          385,457
  Building and improvements                                        2,452,509
Developments in progress:                                                  -
  Land                                                               101,371
  Development costs                                                   81,981
Furniture, fixtures and equipment                                     12,391

                                                          ---------------------
                                                                   3,033,709
Less accumulated depreciation                                       (516,399)

                                                          ---------------------
Investments in real estate, net of accumulated                     2,517,310
depreciation

Properties and related assets held for sale, net of
accumulated depreciation                                             193,519
Investment in real estate joint ventures                              60,250
Investment in notes receivable                                       166,219
Investments in affiliate loans and joint ventures                     57,642
Cash and cash equivalents                                             32,799
Tenant receivables                                                    11,157
Deferred rents receivable                                            135,399
Prepaid expenses and other assets                                    179,884
Contract and land deposits and pre-acquisition costs                   2,898
Deferred leasing and loan costs                                       77,282

                                                          ---------------------
Total Assets                                              $        3,434,359
                                                          =====================


Liabilities:
Mortgage notes payable                                    $          531,527
Unsecured credit facility                                            114,723
Senior unsecured notes                                               979,970
Liabilities associated with properties held for sale                  89,444
Accrued expenses and other liabilities                                77,245
Deferred revenues and tenant lease security deposits                  75,296
Dividends and distributions payable                                   36,232

                                                          ---------------------
Total Liablilities                                                 1,904,437
                                                          ---------------------

Minority partners' interests in consolidated
partnerships                                                         214,608
Preferred unit interest in the operating partnership                   1,200
Limited partners' minority interest in the operating
partnership                                                           33,719

                                                          ---------------------
Total Minority Interests                                             249,527
                                                          ---------------------

Commitments and contingencies                                              -

Stockholders' Equity:
Preferred stock, $.01 par value, 25,000,000 shares authorized              -
Common Stock, $.01 par value, 200,000,000 shares authorized
       82,556,273 shares issued and outstanding                          826
Additional paid in capital                                         1,347,707
Accumulated other comprehensive (loss)/income                            354
Treasury stock, 3,318,600 shares                                     (68,492)

                                                          ---------------------
Total Stockholders' Equity                                         1,280,395
                                                          ---------------------

Total Liabilities and Stockholders' Equity                $        3,434,359
                                                          =====================


             (The accompanying notes and management's assumptions
                    are an integral part of this statement)

Reckson Associates Realty Corp.
Notes to Pro-Forma Balance Sheet
September 30, 2005
(Unaudited)



A Represents the historical balance sheet of Reckson Associates Realty Corp. at September 30, 2005.

B Represents adjustments to remove 70% of the assets and liabilities of the property located at One Court Square, Long Island City, New York (the "Property") resulting from the sale of a 70% interest in the Property and to repay outstanding borrowings under our unsecured credit facility with funds primarily received from the sale of a 70% interest in the Property.

C Represents the adjustment related to the Company's 30% interest in the Joint Venture under the equity method of accounting.

D Represents the gain related to the sale of a 70% interest in the Property and the reclassification of the proportionate share of loss from accumulated other comprehensive loss to earnings.

E Consists of approxmately $109.2 million of net sales proceeds and approximately $7.1 million of financing costs reimbursed by the JV Partners.


Reckson Associates Realty Corp.
Pro-Forma Statement of Income
For the nine months ended September 30, 2005
(Unaudited and in thousands, except share amounts)


                                                                                        One Court Square         One Court Square
                                                                                      ---------------------    ---------------------
                                                              Reckson                       Pro-Forma               Pro-Forma
                                                            Historical                     Adjustments             Adjustments
                                                                (A)                            (B)                     (C)
                                                       ---------------------          ---------------------    ---------------------

Revenues:
Property Operating Revenues:
  Base rents                                           $          358,181             $          (12,496)      $                -
  Tenant escalations and reimbursements                            56,370                              -                        -

                                                       ---------------------          ---------------------    ---------------------
Total property operating revenues                                 414,551                        (12,496)                       -
                                                       ---------------------          ---------------------    ---------------------

Operating Expenses:
Property operating expenses                                       164,450                              -                        -
Marketing, general and administrative                              24,597                             (6)                       -
Depreciation and amortization                                      96,546                         (6,148)                       -
                                                       ---------------------          ---------------------    ---------------------
   Total operating expenses                                       285,593                         (6,154)                       -
                                                       ---------------------          ---------------------    ---------------------
   Operating income                                               128,958                         (6,342)                       -
                                                       ---------------------          ---------------------    ---------------------

Non-Operating Income & Expenses:
Gains on sales of real estate                                      85,512                              -                        -
Interest income on notes receivable                                 9,613                              -                        -
Investment income and other                                         7,647                              -                        -
Interest:
   Expense                                                        (82,810)                         7,680                        -
   Amortization of deferred financing costs                        (3,177)                           186                        -

                                                       ---------------------          ---------------------    ---------------------
  Total Non-Operating Income & Expenses                            16,785                          7,866                        -
                                                       ---------------------          ---------------------    ---------------------


Income before minority interests,
equity in earnings of a real estate
joint ventures and discontinued operations                        145,743                          1,524                        -
Minority partners' interests in consolidated partnerships         (11,368)                             -                        -
Limited partners' minority interest in the operating
partnership                                                        (4,646)                           (49)                     (32)

Equity in earnings of real estate joint ventures                      482                              -                     (975)

                                                       ---------------------          ---------------------    ---------------------
Income before discontinued operations and
dividends to preferred shareholders                               130,211                          1,475                     (943)

Discontinued operations (net of minority interests):

  Income from discontinued operations                               4,671                              -                        -
  Gains on sales of real estate                                    13,790                              -                        -
                                                       ---------------------          ---------------------    ---------------------

Net income                                             $          148,672             $            1,475       $             (975)
                                                       =====================          =====================    =====================

Basic net income per weighted average share:
  Common                                               $             1.59
  Discontinued operations                              $             0.23
                                                       ---------------------

  Basic net income per common share                    $             1.82
                                                       =====================


Basic weighted average common shares outstanding:              81,847,595

Diluted net income per weighted average common share   $             1.81

Diluted weighted average common shares outstanding             82,284,475


Reckson Associates Realty Corp.
Pro-Forma Statement of Income
For the nine months ended September 30, 2005
(Unaudited and in thousands, except share amounts)


                                                       ---------------------
                                                             Pro-Forma
                                                             Condensed

                                                       ---------------------

Revenues:
Property Operating Revenues:
  Base rents                                            $         345,685
  Tenant escalations and reimbursements                            56,370

                                                       ---------------------
Total property operating revenues                                 402,055
                                                       ---------------------

Operating Expenses:
Property operating expenses                                       164,450
Marketing, general and administrative                              24,591
Depreciation and amortization                                      90,398
                                                       ---------------------
   Total operating expenses                                       279,439
                                                       ---------------------
   Operating income                                               122,616
                                                       ---------------------

Non-Operating Income & Expenses:
Gains on sales of real estate                                      85,512
Interest income on notes receivable                                 9,613
Investment income and other                                         7,647
Interest:
   Expense                                                        (75,130)
   Amortization of deferred financing costs                        (2,991)

                                                       ---------------------
  Total Non-Operating Income & Expenses                           (24,657)
                                                       ---------------------


Income before minority interests,
equity in earnings of a real estate
joint ventures and discontinued operations                        147,267
Minority partners' interests in consolidated partnerships         (11,368)
Limited partners' minority interest in the operating
partnership                                                        (4,727)

Equity in earnings of real estate joint ventures                   (1,457)

                                                       ---------------------
Income before discontinued operations and
dividends to preferred shareholders                               132,629

Discontinued operations (net of minority interests):

  Income from discontinued operations                               4,671
  Gains on sales of real estate                                    13,790
                                                       ---------------------


Net income                                             $          151,090
                                                       =====================


Basic net income per weighted average share:
  Common                                               $             1.62
  Discontinued operations                              $             0.23
                                                       ---------------------

  Basic net income per common share                    $             1.85
                                                       =====================



Basic weighted average common shares outstanding:              81,847,595

Diluted net income per weighted average common share   $             1.84

Diluted weighted average common shares outstanding             82,284,475


             (The accompanying notes and management's assumptions
                    are an integral part of this statement)

Reckson Associates Realty Corp.
Notes to Pro-Forma Statement of Income
For the nine months ended September 30, 2005
(Unaudited)


Notes:

A Represents the historical statement of income of Reckson Associates Realty Corp. for the nine months ended September 30, 2005.

B Represents adjustments to remove the results of operations of the Property resulting from the sale of a 70% interest in the Property as if such transaction occurred on January 1, 2004.

C Represents the pro-forma equity in earnings of the Joint Venture for the nine months ended September 30, 2005.


Reckson Associates Realty Corp.
Pro-Forma Statement of Income
For the year ended December 31, 2004
(Unaudited and in thousands, except share amounts)


                                                                               One Court Square
                                                                            ---------------------
                                                         Reckson                  Pro-Forma               Pro-Forma
                                                        Historical               Adjustments              Condensed
                                                            (A)                      (B)
                                                   ---------------------    ---------------------    ---------------------

Revenues:
Property operating revenues:
  Base rents                                       $          440,953       $                -       $          440,953
   Tenant escalations and reimbursements                       73,862                        -                   73,862

                                                   ---------------------    ---------------------    ---------------------
Total property operating revenues                             514,815                        -                  514,815
                                                   ---------------------    ---------------------    ---------------------

Operating Expenses:
Property operating expenses                                   208,754                        -                  208,754
Marketing, general and administrative                          30,879                        -                   30,879
Depreciation and amortization                                 116,480                        -                  116,480
                                                   ---------------------    ---------------------    ---------------------
                 Total operating expenses                     356,113                        -                  356,113
                                                   ---------------------    ---------------------    ---------------------
                 Operating income                             158,702                        -                  158,702
                                                   ---------------------    ---------------------    ---------------------

Non-Operating Income & Expenses:
Interest income on notes receivable                             7,129                        -                    7,129
Investment income and other                                    12,157                        -                   12,157
Interest:
                 Expense                                      (98,050)                       -                  (98,050)
                 Amortization of deferred
                 financing costs                               (3,822)                       -                   (3,822)

                                                   ---------------------    ---------------------    ---------------------
  Total Non-Operating Income & Expenses                       (82,586)                       -                  (82,586)
                                                   ---------------------    ---------------------    ---------------------


Income before minority interests, preferred
dividends and distributions, equity in earnings
of a real estate joint venture and
discontinued operations                                        76,116                        -                   76,116
Minority partners' interests in consolidated
partnerships                                                  (18,507)                       -                  (18,507)
Limited partners' minority interest in the
operating partnership                                          (1,517)                     (65)                  (1,582)
Distributions to preferred unit holders                          (541)                       -                     (541)
Equity in earnings of a real estate joint venture                 603                   (1,300)                  (1,903)

                                                   ---------------------    ---------------------    ---------------------
Income before discontinued operations and
dividends to preferred shareholders                            56,154                   (1,235)                  57,389

Discontinued operations (net of minority interests):
  Income from discontinued operations                           2,498                        -                    2,498
  Gain on sales of real estate                                 11,776                        -                   11,776
                                                   ---------------------    ---------------------    ---------------------

Net income                                                     70,428                   (1,235)                  71,663
Dividends to preferred shareholders                           (12,236)                       -                  (12,236)
Redemption charges on Series A preferred stock                (15,812)                       -                  (15,812)
                                                   ---------------------    ---------------------    ---------------------

Net income allocable to common shareholders        $           42,380       $           (1,235)      $           43,615
                                                   =====================    =====================    =====================

Basic net income per weighted average share:
  Common                                           $             0.41                                $             0.42
  Discontinued operations                                        0.21                                              0.21
                                                   ---------------------                             ---------------------

  Basic net income per common share                $             0.62                                $             0.63
                                                   =====================                             =====================


Basic weighted average common shares outstanding:          68,871,000                                        68,871,000

Diluted net income per weighted average common
share                                              $             0.61                                $             0.63

Diluted weighted average common shares outstanding         69,235,000                                        69,235,000


                                    (The accompanying notes and management's assumptions
                                           are an integral part of this statement)


Reckson Associates Realty Corp.
Notes to Pro-Forma Statement of Income
For the year ended December 31, 2004
(Unaudited)


Notes:

A Represents the historical audited statement of income of Reckson Associates Realty Corp. for the year ended December 31, 2004.

B Represents the pro-forma equity in earnings of the Joint Venture as if such transaction occurred on January 1, 2004.

      There are no adjustments to the historical audited statement of income for the year ended December 31, 2004 related to the Property as the Property was acquired during 2005.

      (d)   Exhibits

      10.1 Amended and Restated Operating Agreement of One Court Square Holdings LLC, dated as of November 30, 2005, by and between One Court Square Member LLC and One Court Square Investor, LLC

      10.2 Agreement for Extension of Employment and Noncompetition Agreement, dated December 6, 2005, by and between Reckson Associates Realty Corp. and Scott Rechler*



















------------------
* Each of Michael Maturo and Jason Barnett has entered into an Agreement for Extension of Employment and Noncompetition Agreement, dated as of December 6, 2005, with Reckson. These agreements are identical in all material respects to the Agreement for Extension of Employment and Noncompetition Agreement for Scott Rechler filed herewith.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               RECKSON ASSOCIATES REALTY CORP.


                               By: /s/ Michael Maturo
                                   ----------------------------
                                   Michael Maturo
                                   Executive Vice President
                                   and Chief Financial Officer


                               RECKSON OPERATING PARTNERSHIP, L.P.

                               By:  Reckson Associates Realty Corp.,
                                    its General Partner


                               By: /s/ Michael Maturo
                                   ----------------------------
                                   Michael Maturo
                                   Executive Vice President
                                   and Chief Financial Officer


Date:  December 6, 2005